UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

GlycoMimetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36177	06-1686563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 65

Monrovia, Maryland 21770

(Address of principal executive offices, including zip code)

(240) 243-1201

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GLYC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on October 28, 2024, GlycoMimetics, Inc., a Delaware corporation (“GlycoMimetics” or the “Company”), and Crescent Biopharma, Inc., a Delaware corporation (“Crescent”), entered into an Agreement and Plan of Merger and Reorganization, which agreement was subsequently amended on February 14, 2025 and April 28, 2025 (as amended, the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Gemini Merger Sub Corp., a Delaware corporation (“First Merger Sub”), will merge with and into Crescent, with Crescent continuing as a wholly owned subsidiary of GlycoMimetics and the surviving corporation of the merger (the “First Merger”), and Crescent will merge with and into Gemini Merger Sub II, LLC, a Delaware limited liability company (“Second Merger Sub” and together with First Merger Sub, “Merger Subs”), with Second Merger Sub being the surviving entity of the merger (the “Second Merger” and, together with the First Merger, the “Merger”). After the completion of the Merger, Second Merger Sub will change its corporate name to “Crescent Biopharma Operating Company, LLC” and GlycoMimetics will change its name to “Crescent Biopharma, Inc.” The term “Combined Company” when used herein refers to the post-Merger corporate structure including Crescent Biopharma, Inc. (f/k/a GlycoMimetics, Inc.) as the parent entity and Crescent Biopharma Operating Company, LLC as its wholly-owned subsidiary.

Item 5.07	Submission of Matters to a Vote of Security Holders

In connection with the Merger, GlycoMimetics held a special meeting in lieu of the annual meeting of GlycoMimetics stockholders on June 5, 2025 (the “Special Meeting”), at which the Company’s stockholders voted on the proposals set forth below relating to the Merger Agreement. The proposals are described in detail in the Company’s definitive proxy statement/prospectus filed on Form S-4 with the Securities and Exchange Commission (the “SEC”), most recently amended on May 12, 2025 and declared effective on May 14, 2025 (as amended, the “Proxy Statement”) and first mailed to the Company’s stockholders on May 14, 2025. The final voting results regarding each proposal are set forth below. There were 64,532,091 shares of the Company’s common stock outstanding and entitled to vote on May 13, 2025, the record date for the Special Meeting, and 48,584,725 shares of the Company’s common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1: To approve (i) the issuance of shares of GlycoMimetics common stock (including the shares of GlycoMimetics common stock issuable upon conversion of GlycoMimetics Series A Preferred Stock), which will represent more than 20% of the shares of GlycoMimetics common stock outstanding immediately prior to the Merger, to stockholders of Crescent, pursuant to the terms of the Merger Agreement, a copy of which is attached as Annex A, including the amendments thereto, to the Proxy Statement, and (ii) the change of control of GlycoMimetics resulting from the Merger, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively (the “Nasdaq Stock Issuance Proposal”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
37,164,046	625,746	23,037	10,771,896

Proposal No. 2: To approve an amendment to the amended and restated certificate of incorporation of GlycoMimetics, as amended (the “GlycoMimetics Charter”), to increase the number of shares of GlycoMimetics common stock that GlycoMimetics is authorized to issue from 150,000,000 shares to 175,000,000, in the form attached as Annex G to the Proxy Statement (the “Authorized Share Increase Proposal”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
47,521,266	1,046,614	16,845	0

Proposal No. 3: To approve an amendment to the GlycoMimetics Charter to effect a reverse stock split of GlycoMimetics’ issued and outstanding common stock at a ratio in the range between 70:1 to 110:1, inclusive, in the form attached as Annex H to the Proxy Statement, with the final ratio and effectiveness of such amendment and the abandonment of such amendment to be mutually agreed by the GlycoMimetics board of directors and the Crescent board of directors prior to the First Effective Time or, if the Nasdaq Stock Issuance Proposal is not approved by GlycoMimetics stockholders, determined solely by the GlycoMimetics board of directors (the “Reverse Stock Split Proposal”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
47,360,482	1,209,020	15,223	0

Proposal No. 4: To approve (A) the redomestication of GlycoMimetics from the State of Delaware to the Cayman Islands by conversion (“Proposal No. 4A”) and (B)(i) the redomestication of GlycoMimetics from the State of Delaware to the Cayman Islands by way of continuation and (ii) the adoption of the memorandum and articles of association of the Combined Company, substantially in the form attached as Annex J to the Proxy Statement (“Proposal No. 4B” and together with Proposal No. 4A,“Proposal No. 4”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
34,035,425	3,762,361	15,043	10,771,896

Proposal No. 5: To elect Patricia Andrews to the GlycoMimetics board of directors and to hold office until GlycoMimetics’ annual meeting of stockholders in 2028, and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal, provided that if the Merger is consummated, the approval of Proposal No. 5 will only have an effect until the completion of the Merger because the composition of the GlycoMimetics board of directors will be reconstituted upon completion of the Merger, in accordance with the Merger Agreement.

Ms. Andrews was elected by the requisite vote of the Company’s stockholders.

	For	Withheld	Broker Non-Votes
Patricia Andrews	31,665,447	6,147,382	10,771,896

Proposal No. 6: To ratify the appointment of Ernst & Young LLP as GlycoMimetics’ independent registered public accounting firm for fiscal year ending December 31, 2025, provided that PricewaterhouseCoopers LLP is expected to be appointed for that fiscal year if the Merger is completed, as the Combined Company’s independent registered public accounting firm.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
48,165,211	397,377	22,137	0

Proposal No. 7: To approve the Crescent Biopharma, Inc. 2025 Stock Incentive Plan.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
27,858,311	9,923,826	30,692	10,771,896

Proposal No. 8: To approve the Crescent Biopharma, Inc. 2025 Employee Stock Purchase Plan.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
36,019,480	1,730,643	62,706	10,771,896

Proposal No. 9: To approve, on an advisory basis, certain compensation arrangements for GlycoMimetics’ named executive officers that are based on or otherwise relate to the Merger.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
36,122,320	1,653,775	36,734	10,771,896

Proposal No. 10: To approve, on an advisory basis, the compensation of GlycoMimetics’ named executive officers.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
36,536,401	1,241,502	34,926	10,771,896

Item 7.01	Regulation FD Disclosure

On June 5, 2025, GlycoMimetics issued a press release titled “GlycoMimetics Stockholders Approve Proposed Merger with Crescent and All Related Proposals.” A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

At the Special Meeting on June 5, 2025, GlycoMimetics’ stockholders approved the Reverse Stock Split Proposal. Following this approval, GlycoMimetics’ board of directors approved the reverse stock split of GlycoMimetics’ issued and outstanding common stock at a final ratio, agreed to by Crescent, of 1-for-100 shares of GlycoMimetics common stock (the “Reverse Stock Split”).

Prior to the closing of the Merger, GlycoMimetics will file a certificate of amendment to the GlycoMimetics Charter with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. Upon the effectiveness of such amendment (the “Reverse Stock Split Effective Time”), each 100 shares of GlycoMimetics common stock outstanding immediately prior to the Reverse Stock Split Effective Time will be combined and reclassified, automatically and without any action on the part of GlycoMimetics or its stockholders, into one new share of GlycoMimetics common stock. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to a cash payment in lieu thereof at a price equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the closing price of the Company’s common stock on Nasdaq on the date of the filing of the amendment to the GlycoMimetics Charter effecting the Reverse Stock Split.

The Reverse Stock Split is expected to reduce the number of GlycoMimetics’ outstanding common stock from approximately 64.5 million shares to approximately 0.6 million shares of common stock. The number of shares of GlycoMimetics’ authorized common stock will not be affected by the Reverse Stock Split. At the Special Meeting, GlycoMimetics’ stockholders approved an increase in the number of shares of GlycoMimetics’ authorized common stock from 150,000,000 to 175,000,000 shares in connection with closing of the Merger. The par value per share of the common stock will remain unchanged.

In addition, effective as of the Reverse Stock Split Effective Time and as a result of the Reverse Stock Split, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise, vesting or settlement of all outstanding options to purchase shares of GlycoMimetics common stock, and the number of shares reserved for issuance pursuant to GlycoMimetics’ existing equity incentive and employee stock purchase plans will be reduced proportionately based on the Reverse Stock Split.

Following the Reverse Stock Split Effective Time and consummation of the Merger, the Combined Company’s common stock is expected to commence trading on a split-adjusted, post-Merger basis on Nasdaq under the name “Crescent Biopharma, Inc.” and ticker symbol “CBIO” at the open of trading on June 16, 2025, at which time the common stock will be represented by a new CUSIP number (38000Q201) and ISIN Number (US38000Q2012).

Following the closing of the Merger, the Combined Company’s total issued and outstanding common stock is expected to be approximately 14.8 million shares, or approximately 25.3 million shares on a fully-diluted basis.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by GlycoMimetics, Inc. on June 5, 2025, furnished herewith.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, concerning GlycoMimetics, Crescent, the proposed pre-closing financing and the proposed Merger between GlycoMimetics and Crescent (collectively, the “Proposed Transactions”) and other matters. These forward-looking statements include, but are not limited to: expectations related to anticipated timing of the closing of the Merger and satisfaction (or waiver) of closing conditions under the Merger Agreement; the Combined Company’s listing on Nasdaq after the closing of the proposed Merger; the number of shares of GlycoMimetics common stock that may be outstanding as a result of the Reverse Stock Split; expectations regarding the ownership structure of the Combined Company; and the expected executive officers and directors of the Combined Company. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting GlycoMimetics, Crescent, the Proposed Transactions, or the Reverse Stock Split will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of GlycoMimetics and Crescent) or other assumptions that may cause actual results, outcomes or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing or consummation of the Proposed Transactions are not satisfied; the risk that the proposed pre-closing financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of GlycoMimetics and Crescent to consummate the transactions contemplated by the Proposed Transactions; risks related to GlycoMimetics’s continued listing on Nasdaq until closing of the Proposed Transactions and the Combined Company’s ability to remain listed following the Proposed Transactions; risks related to GlycoMimetics’s and Crescent’s ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transactions, as applicable, as well as uncertainties regarding the impact any delay in the closing of any of the Proposed Transactions would have on the anticipated cash resources of the resulting Combined Company upon closing and other events and unanticipated spending and costs that could reduce the Combined Company’s cash resources; the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the business combination between GlycoMimetics and Crescent; costs related to the Merger; as a result of adjustments to the exchange ratio, Crescent stockholders and GlycoMimetics stockholders could own more or less of the Combined Company than is currently anticipated; the outcome of any legal proceedings that may be instituted against GlycoMimetics, Crescent or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; unexpected costs, charges or expenses resulting from the Proposed Transactions; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transactions; and those uncertainties and factors more fully described in filings with the SEC, including reports filed on Form 10-K, 10-Q and 8-K, in other filings that GlycoMimetics makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by GlycoMimetics from time to time, any risk factors related to GlycoMimetics or Crescent made available to you in connection with the Proposed Transactions, as well as risk factors associated with companies, such as Crescent, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of GlycoMimetics’s or Crescent’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither GlycoMimetics nor Crescent undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in GlycoMimetics or Crescent.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except in accordance with the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, no public offer will be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K IS TRUTHFUL OR COMPLETE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLYCOMIMETICS, INC.

Date: June 6, 2025	By:	/s/ Brian Hahn
Brian Hahn
Principal Financial Officer